Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Calumet Specialty Products Partners, L.P. (the “Partnership”) on Form 10-Q for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Calumet GP, LLC, the general partner of the Partnership, does hereby certify that:
     (a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.
     (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ F. WILLIAM GRUBE

F. William Grube President, Chief Executive Officer and Director of
Calumet GP, LLC May 15, 2006

/s/ R. PATRICK MURRAY, II

R. Patrick Murray, II Vice President, Chief Financial Officer and Secretary of Calumet GP, LLC
May 15, 2006

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